UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

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/ / Preliminary Proxy Statement

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ZIM CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ZIM CORPORATION

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

To be held September 22, 2005

To our Shareholders:

The Annual and Special Meeting of Shareholders of ZIM Corporation (ZIM or the Company) will be held at the offices of ZIM at 20 Colonnade Road, Suite 200, Ottawa, Ontario, Canada on Thursday, September 22, 2005, beginning at 4:30 p.m. At the meeting, you will be asked to vote on the following matters:

1. To approve the amendment to the Company’s Employee Stock Option Plan in order to increase the number of shares authorized for grant thereunder from 22,200,000 to 27,200,000.

2. To ratify the appointment of Raymond Chabot Grant Thornton LLP as the Company’s registered public accounting firm.

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

If you were a shareholder of record at the close of business on August 11, 2005, you are entitled to vote at the meeting or at any adjournment or postponement of the meeting. This notice and proxy statement is first being mailed to shareholders on or about August 19, 2005. You may examine a list of the shareholders of record as of the close of business on August 19, 2005 for any purpose germane to the meeting subsequent to September 5, 2005 at the offices of the Company.

YOUR VOTE IS IMPORTANT

Even if you plan to attend the meeting, please vote and mail the enclosed proxy card so that your vote will be counted if you later decide to not attend the meeting. Whether or not you expect to attend, shareholders are requested to sign, date and return the enclosed proxy in the envelope provided. No postage is required if mailed in the United States.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Michael Cowpland

Michael Cowpland

President and Chief Executive Officer

Dated:  Ottawa, Ontario, Canada

August 19, 2005

ZIM CORPORATION

PROXY STATEMENT

GENERAL INFORMATION

INFORMATION ABOUT PROXY SOLICITATION

This Proxy Statement is furnished to the holders of the Common Shares (Common Shares), of ZIM Corporation, a Canadian corporation (ZIM or the Company) in connection with the solicitation of proxies on behalf of the Board of Directors and the Management of the Company for use at the Annual and Special Meeting of Shareholders to be held on September 22, 2005 at 4:30 p.m. (local Ottawa time), at ZIM’s Headquarters at 20 Colonnade Road, Suite 200, Ottawa, Ontario, K2E 7M6, and at any adjournment thereof. The purposes of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual and Special Meeting of Shareholders. At present, the Board of Directors knows of no other business that will come before the meeting.

The Notice of Annual and Special Meeting, Proxy Statement, and Form of Proxy will be mailed to shareholders on or about August 19, 2005. The Company will bear the cost of its solicitation of proxies. The original solicitation of proxies by mail may be supplemented by personal interview, telephone, telegram, and telefax by the directors, officers and employees of the Company. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of shares held by such persons, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

The Board of Directors is soliciting votes FOR the approval of an amendment to the Company’s Employee Stock Option Plan to increase the number of options authorized for grant thereunder from 22,200,000 to 27,200,000 and FOR ratification of the appointment of the firm of Raymond Chabot Grant Thornton LLP as the Company’s independent auditors.

INFORMATION ABOUT VOTING

Q: WHY AM I RECEIVING THESE MATERIALS?

A: The Board of Directors is providing these proxy materials for you in connection with the Company’s Annual and Special Meeting of Shareholders, which will take place on September 22, 2005. As a shareholder, you are invited to attend the Annual and Special Meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

Q: WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: The information included in this proxy statement relates to the proposals to be voted on at the Annual and Special Meeting, the voting process, the compensation of the most highly paid executive officers, and certain other required information.

Q: WHAT ITEMS OF BUSINESS WILL BE VOTED ON AT THE ANNUAL AND SPECIAL MEETING?

A: There are two items of business scheduled to be voted on at the Annual and Special Meeting: (i) the approval of an amendment to the Company’s Employee Stock Option Plan, and (ii) the ratification of independent auditors. We will also consider other business that properly comes before the Annual and Special Meeting.

Q: HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

A: The Board of Directors recommends that you vote your shares "FOR" approval of an amendment to the Company's Employee Stock Option Plan, and "FOR" the ratification of independent auditors.

Q: WHAT SHARES CAN I VOTE?

A: You may vote all shares owned by you as of the close of business on August 11, 2005, the record date. These shares include: (i) shares held directly in your name as the shareholder of record, and (ii) shares held for you as the beneficial owner through a broker or other nominee such as a bank.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Most shareholders of the Company hold their shares through a broker or other nominee rather than directly in their own name. However, there are some distinctions between shares held of record and those owned beneficially.

If your shares are registered directly in your name with the Company’s transfer agent, Corporate Stock Transfer, Inc., you are considered, with respect to those shares, the shareholder of record and these proxy materials are being sent directly to you by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to the Chairman of the Board of Directors or to vote in person at the meeting. The Board of Directors has enclosed or sent a proxy card for you to use.

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee together with a voting instruction card. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the Annual and Special Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from the broker or nominee that holds your shares, giving you the right to vote the shares. Your broker or nominee has enclosed or provided voting instructions for you to use in directing the broker or nominee how to vote your shares.

Q: HOW CAN I ATTEND THE ANNUAL AND SPECIAL MEETING?

A: You are entitled to attend the Annual and Special Meeting only if you were a shareholder of the Company as of the close of business on August 11, 2005, or you hold a valid proxy for the Annual and Special Meeting. You should be prepared to present photo identification for admittance. If you are not a record holder but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to August 1, 2005, a copy of the voting instruction card provided by your broker or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the Annual and Special Meeting. The Annual and Special Meeting will begin promptly at 4:30 p.m. (local Ottawa time). Check-in will begin at 4:00 p.m., and you should allow ample time for the check-in procedures.

Q: HOW CAN I VOTE MY SHARES IN PERSON AT THE ANNUAL AND SPECIAL MEETING?

A: Shares held directly in your name as the shareholder of record may be voted in person at the Annual and Special Meeting. Shares held in street name may be voted in person only if you obtain a "legal proxy" from the broker or nominee that holds your shares giving you the right to vote the shares.

Q: HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL AND SPECIAL MEETING?

A: Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are to be voted without attending the meeting. If you are a shareholder of record, you may vote by granting a proxy. If you hold shares in street name, you may vote by submitting voting instructions to your broker or nominee. Record holders of Common Shares may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. The Company’s shareholders who hold shares in street name may vote by mail by completing, signing and dating the voting instruction cards provided by their brokers or nominees and mailing them in the accompanying pre-addressed envelopes.

Q: CAN I CHANGE MY VOTE?

A: You may change your vote at any time prior to the vote at the Annual and Special Meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the Annual and Special Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially, you may change your vote by submitting new voting instructions to your broker or nominee, or, if you have obtained a "legal proxy" from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person. You may also change your vote by sending a written notice of revocation to Dr. Michael Cowpland, President and Chief Executive Officer, 20 Colonnade Road, Suite 200, Ottawa, Ontario, K2E 7M6.

A proxy given by a shareholder for use at the Annual and Special Meeting may be revoked at any time prior to its use. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing or, if the shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized. Any such instrument revoking a proxy must either be received by the Company at 20 Colonnade Road, Suite 200, Ottawa, Ottawa, Ontario K2E 7M6 on or before the last business day preceding the day of the Annual and Special Meeting or any adjournment thereof, or be deposited with the Chairman of the Annual and Special Meeting on the day of the Annual and Special Meeting or any adjournment thereof. If the instrument of revocation is deposited with the Chairman on the day of the Annual and Special Meeting or any adjournment thereof, the instrument will not be effective with respect to any matter on which a vote has already been cast pursuant to such proxy.

Q: AS A SHAREHOLDER, WHO CAN HELP ANSWER MY QUESTIONS?

A: If you have any questions about the Annual and Special Meeting or how to vote or revoke your proxy, you should contact Ms. Jennifer North at ZIM’s Headquarters, 20 Colonnade Road, Suite 200, Ottawa, Ontario, K2E 7M6 or at (613) 727-1397, extension 121.

If you need additional copies of this proxy statement or voting materials, you should contact Ms. North as described above.

Q: HOW ARE VOTES COUNTED?

A: You may vote "FOR" or "AGAINST," or "ABSTAIN" from voting on, the ratification of appointment of the registered public accounting firm proposal or the amendment to the Company’s Employee Stock Option Plan proposal. If you "ABSTAIN," it has the same effect as a vote "AGAINST." If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors ("FOR" approval of the ratification of the appointment of the registered public accounting firm, “FOR” approval of the amendment to the Company’s Employee Stock Option Plan and in the discretion of the proxy holders on any other matters that properly come before the meeting). If any other matters properly arise at the meeting, your proxy, together with the other proxies received, will be voted at the discretion of the proxy holders.

Q: WHAT IS A QUORUM AND WHY IS IT NECESSARY?

A: Conducting business at the meeting requires a quorum. The presence, either in person or by proxy, of the holders of a majority of the Company's Common Shares outstanding on August 11, 2005 is necessary to constitute a quorum. Under the Canada Business Corporation Act, the Company’s articles of incorporation and by-laws, abstentions and broker non-votes (when your shares are held in "street name," and you do not tell the nominee how to vote your shares) are treated as present for purposes of determining whether a quorum exists.

Q: HOW MANY SHARES ARE OUTSTANDING AND ENTITLED TO VOTE?

A: The authorized capital of the Company consists of an unlimited number of Common Shares. The holders of Common Shares are entitled to one vote in respect of each Common Share held at all annual and special meetings of the shareholders of the Company.

No group of shareholders has the right to elect a specified number of directors nor are there cumulative or similar voting rights attached to the Common Shares.

59,561,569 Common Shares were issued and outstanding on the Record Date. Holders of record of outstanding Common Shares at the close of business on the Record Date are entitled to vote at the Annual and Special Meeting.

Q: WHAT IS THE VOTING REQUIREMENT TO APPROVE THE PROPOSAL?

A: The proposals each require the affirmative "FOR" vote of a majority of those shares present in person or represented by proxy and entitled to vote on that proposal at the Annual and Special Meeting. Accordingly, abstentions on any proposal will have the same effect as a vote against the proposal. Broker non-votes will not have the effect of a vote for or against any proposal.

Q: WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE SET OF VOTING MATERIALS?

A: You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q: WHY DO SOME SHAREHOLDERS SHARING THE SAME SURNAME AND ADDRESS RECEIVE ONLY ONE SET OF VOTING MATERIALS?

In some cases, shareholders holding their shares in a brokerage or bank account who share the same surname and address and have not given contrary instructions are receiving only one copy of our proxy statement. This practice is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. If you would like to have additional copies of our proxy statement mailed to you, or if you would like to receive separate copies of future mailings, or if you would like to receive a single copy instead of multiple copies of future mailings, please submit your request to the address or phone number that appears on your voting instruction form.

Q: WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL AND SPECIAL MEETING?

A: We intend to announce preliminary voting results at the Annual and Special Meeting and publish final results in our Quarterly Report on Form 10-QSB for the fiscal quarter ending September 30, 2005, which we anticipate filing by November 15, 2005.

Q: WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE ANNUAL AND SPECIAL MEETING?

A: Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual and Special Meeting. However, if you grant a proxy, the persons named as proxy holders, Michael Cowpland, the Company’s President and Chief Executive Officer, and Jennifer North, ZIM’s Chief Financial Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Q: WHAT SHARES ARE ENTITLED TO BE VOTED?

A: Each Common Share issued and outstanding as of the close of business on August 11, 2005, the record date, is entitled to be voted on all items being voted upon at the Annual and Special Meeting.

Q: WHO WILL COUNT THE VOTES?

A: An inspector or inspectors of election will tabulate the votes. We expect that the inspector of election will be a representative of Corporate Stock Transfer, Inc.

Q: IS MY VOTE CONFIDENTIAL?

A: Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation.

Q: WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE ANNUAL AND SPECIAL MEETING?

A: The Board of Directors is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. Certain of our directors, officers and employees, without any additional compensation, may also solicit your vote in person, by telephone or by electronic communication. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

Q: MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING OF SHAREHOLDERS?

A: You may submit proposals for consideration at future shareholder meetings. If you wish to make a proposal for consideration at the 2006 Annual Meeting of Stockholders, the written proposal must be received by the corporate secretary of the Company no later than July 6, 2006. However, in order for a shareholder proposal to be considered for inclusion in the Company’s proxy statement for the Annual Meeting next year, the written proposal must be received by the corporate secretary of the Company no later than April 22, 2006. Such proposals also will need to comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in corporation-sponsored proxy materials.

In order to curtail controversy as to the date on which ZIM receives a proposal, you should submit your proposal by Certified Mail-Return Receipt Requested.

Q. WILL A REPRESENTATIVE FROM THE AUDITORS AND LEGAL COUNSEL BE IN ATTENDANCE AT THE ANNUAL AND SPECIAL MEETING?

A: The Company expects that the registered public accounting firm will be represented by Michael Dimitriou from Raymond Chabot Grant Thornton LLP. In addition, the Company expects that Michael Dunleavy from our Canadian legal counsel, LaBarge Weinstein Professional Corporation, will also be available.

BOARD OF DIRECTORS

The Company’s Board of Directors consists of the following individuals:

NAME	AGE	POSITION WITH ZIM

Dr. Michael Cowpland	62	President, Chief Executive Officer and Director
Steven Houck	35	Director
Charles Saikaley	46	Director
James Stechyson	40	Director
Donald Gibbs	59	Director

The term of office of each of the current directors is due to expire immediately prior to the election of directors at the Annual Meeting in 2006. ZIM’s by-laws provide for a Board of Directors of not less than 3 and not more than 10 directors, each serving for a three-year period.

COMMITTEES OF THE BOARD OF DIRECTORS

Audit Committee

The Audit Committee, currently consisting of Messrs. Gibbs, Stechyson and Saikaley, has the responsibility of recommending the engagement of the registered public accounting firm and reviewing and considering actions of management in matters relating to audit functions. The Audit Committee reviews, with the registered public accounting firm, the scope and results of its audit engagement, the system of internal controls and procedures and reviews the effectiveness of procedures intended to prevent violations of laws. The Audit Committee has recommended the appointment of Raymond Chabot Grant Thornton LLP as the Company's registered public accounting firm for the year ended March 31, 2006.

Compensation Committee

The Compensation Committee, currently consisting of Messrs. Houck and Stechyson, determines, approves and reports to the Board on all elements of compensation of our executive officers. The Compensation Committee also has the power to prescribe, amend and rescind rules relating to the Company's stock option plans, to grant options and other awards under the stock option plan and to interpret the stock option plan.

CORPORATE GOVERNANCE

The Company operates within a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. The Company regularly monitors developments in the area of corporate governance. In July 2002, the United States Congress passed the Sarbanes-Oxley Act of 2002 which, among other things, establishes, or provides the basis for, a number of new corporate governance standards and disclosure requirements. The Board of Directors has initiated numerous actions consistent with these new rules and will continue to monitor developments in this area.

Independent Directors

A majority of the members of the Company's Board of Directors are independent.

Audit Committee

•

All Audit Committee members are independent under Rule 4200(a)(14) of the NASDAQ Market Place Rules. Our Board of Directors has determined that Mr. Gibbs qualifies as an "Audit Committee Financial Expert" as that term is used in Section 407 of the Sarbanes-Oxley Act of 2002.

•	The Audit Committee operates under a formal charter that governs its duties and conduct.

•	Raymond Chabot Grant Thornton LLP, the Company's registered public accounting firm, reports directly to the Audit Committee.

•

The Audit Committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, meets with management and the auditors prior to the filing of officers' certifications with the United States Securities and Exchange Commission (SEC) to receive information concerning, among other things, significant deficiencies in the design or operation of internal controls.

•	The Audit Committee has adopted a Non-Retaliation Policy and Procedure to enable confidential and anonymous reporting to the Audit Committee.

Compensation Committee

•	All members of the Compensation Committee meet the appropriate tests for independence.

•	The Compensation Committee operates under a formal charter that governs its duties and standards of performance.

Code of Ethics

•	The Company has adopted a Code of Ethics for its principal executive officer and its senior financial officers, violations of which must be reported to the Audit Committee.

Code of Business Conduct

•

The Company has adopted a Code of Business Conduct that includes provisions ranging from restrictions on gifts to conflicts of interest. All employees are required to affirm in writing their acceptance of the code.

Disclosure Committee

•

The Company has formed a Disclosure Committee, comprised of senior management, including senior financial personnel, to formalize processes to ensure accurate and timely disclosure in the Company’s periodic reports filed with the SEC and to implement certain disclosure controls and procedures.

Personal Loans to Executive Officers and Directors

•

The Company complies with and will operate in a manner consistent with recently-enacted legislation outlawing extensions of credit in the form of a personal loan to or for its directors and executive officers. There are currently no loans to the directors or executive officers of ZIM.

DIRECTORS AND OFFICERS LIABILITY INSURANCE

The Company maintains insurance for the benefit of its directors and officers against liability in their respective capacities as directors and officers. The annual premium payable by the Company in respect of such insurance is $68,947 and the total amount of insurance purchased for the directors and officers as a group is approximately $825,491.

LIMITS ON LIABILITY AND INDEMNIFICATION

The Company's by-laws eliminate the personal liability of its directors to the Company and its shareholders for monetary damages for breach of their fiduciary duties in certain circumstances. The by-laws further provide that the Company will indemnify its officers and directors to the fullest extent permitted by law. The Company believes that such indemnification covers at least negligence and gross negligence on the part of the indemnified parties. Insofar as indemnification for liabilities under the Securities Act of 1933, as amended, may be permitted to directors, officers, and controlling persons of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the United States Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

Executive Compensation Philosophy. Our executive compensation philosophy emphasizes providing an executive compensation package that enables us to attract, motivate and retain talented executives, primarily through aligning the financial interests of executives with long-term total shareholder return, particularly through stock options.

Our executive compensation program consists of both base salaries and long-term incentives.

Base Salaries. With the exception of Michael Cowpland, who does not receive any base salary, our executive officers receive base salaries as compensation for their job performance, abilities, knowledge, and experience. Apart from any contractual commitments, the Compensation Committee intends to maintain base salaries at below competitive levels in the marketplace until the Company is cash flow positive. The Committee reviews base salaries annually and will determine increases as the liquidity of the Company improves.

Long-Term Incentives. The Committee believes that stock option plans provide an excellent vehicle for rewarding performance by Company executives and retaining their services for the future.

Respectfully submitted by the members of the Compensation Committee.

James Stechyson and Steven Houck

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee is comprised of three independent directors (each of whom meets the independence and expertise requirements of the National Association of Securities Dealers, Inc.) and operates under a written charter. The Audit Committee recommends the engagement of the Company's independent auditor and reviews and considers actions of management in matters relating to audit functions. The Audit Committee also reviews with the independent auditor the scope and results of its audit engagement, the Company's system of internal controls and procedures, and reviews the effectiveness of procedures intended to prevent violations of laws. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements for the Company for the year ended March 31, 2005 with the Company's management and Raymond Chabot Grant Thornton LLP (RCGT), the Company's registered public accounting firm.

Pursuant to the Sarbanes-Oxley Act of 2002, in October 2003 the Audit Committee established ZIM Corporation’s Audit Committee Pre-Approval Policy whereby the Committee is required to annually pre-approve the audit fees, and the provision of certain tax and other non-audit related services by RCGT after RCGT provides an annual description of the services to be performed and specific fee estimates for each such service. The Audit Committee limits the engagement by the Company of RCGT for non-audit services and tax services to those circumstances where the services are considered integral to the audit services that it provides, or in which there is another compelling rationale for using its services. The Audit Committee considered the provision by RCGT of the below mentioned tax services and other non-audit services and concluded that the provision of these services was compatible with maintaining the independence of RCGT.

The Audit Committee has discussed with RCGT the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." In addition, the Audit Committee has received the written disclosures and the letter from RCGT required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and has discussed with RCGT its independence from the Company and its management.

Finally, in reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the Company for the year ended March 31, 2005 be included in our Form 10-KSB dated June 21, 2005 which has been filed with the United States Securities and Exchange Commission.

Respectfully submitted by the members of the Audit Committee.

Donald Gibbs, James Stechyson, and Charles Saikaley

PERFORMANCE MEASUREMENT COMPARISON

The following graph compares the cumulative total return of the Company's Common Shares to the weighted average return of stocks of companies included in the Nasdaq Stock Market—U.S. and a Nasdaq peer group index consisting of Computer/Computer Services companies from October 16, 2003 (the date the Company's Common Shares began to trade publicly) through March 31, 2005. The Company's fiscal year ends on March 31. The graph assumes $100 was invested at the close of trading on October 16, 2003 in the Company's Common Shares and in each index. The total return for each of the Company's Common Shares, the Nasdaq Stock Market—U.S. and the Nasdaq Computer/Computer Services Index assumes the reinvestment of dividends, although dividends have not been declared on the Company's Common Shares. The shareholder return shown on the graph below should not be considered indicative of future shareholder returns and the Company will not make or endorse any predictions as to future shareholder returns.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 11, 2005, the number and percentage of shares of outstanding Common Shares owned by each person owning at least 5% of the Common Shares, each officer and director owning shares, and all officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, Common Shares subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after August 11, 2005 are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. The number and percentage of shares beneficially owned are based on the aggregate of 59,561,569 Common Shares outstanding as of August 11, 2005.

Unless otherwise indicated in the footnotes below, the persons and entities named in the table have sole voting or investment power with respect to all shares owned, subject to community property laws.

	Common shares
Name	Number		Percentage

Michael Cowpland 20 Colonnade Road, Suite 200 Ottawa, Ontario K2E 7M6	49,523,020	(1)	64%
Stephen Wright 20 Colonnade Road, Suite 200 Ottawa, Ontario K2E 7M6	3,523,261	(2)	6%
Jennifer North 20 Colonnade Road, Suite 200 Ottawa, Ontario K2E 7M6	612,500	(3)	1%
Roberto Campagna 20 Colonnade Road, Suite 200 Ottawa, Ontario K2E 7M6	570,000	(4)	1%
Debbie Weinstein 20 Colonnade Road, Suite 200 Ottawa, Ontario K2E 7M6	200,000	(5)	0%
Steven Houck 20 Colonnade Road, Suite 200 Ottawa, Ontario K2E 7M6	290,000	(6)	0%
James Stechyson 20 Colonnade Road, Suite 200 Ottawa, Ontario K2E 7M6	770,000	(7)	1%
Charles Saikaley 20 Colonnade Road, Suite 200 Ottawa, Ontario K2E 7M6	290,000	(8)	0%
Donald Gibbs 20 Colonnade Road, Suite 200 Ottawa, Ontario K2E 7M6	290,000	(9)	0%

All executive officers and directors as a group (9 persons)	56,068,781		72%

Applicable percentage of ownership is based upon 59,561,569 Common Shares outstanding as of August 11, 2005, together with applicable options for such shareholder(s). Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to shares. Common Shares subject to options or warrants currently exercisable or exercisable within 60 days of August 11, 2005 are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person (except for the group).

1.

The beneficial ownership of Michael Cowpland consists of 19,033,215 Common Shares owned directly by Dr. Cowpland, 9,883,621 Common Shares under options which are currently exercisable or are exercisable within 60 days of August 11, 2005, and 775,790 Common Shares under warrants issued January 30, 2004 which are currently exercisable or are exercisable within 60 days of August 11, 2005. In addition Dr. Cowpland’s ownership includes 4,216,235 Common Shares owned by Dr. Cowpland's spouse, 8,793,795 Common Shares owned by a company controlled by Dr. Cowpland's spouse, 6,432,470 Common Shares which Dr. Cowpland’s spouse has the right to acquire under warrants, either currently or within 60 days of August 11, 2005 and 387,894 Common Shares which a company controlled by Dr. Cowpland’s spouse has the right to acquire under warrants, either currently or within 60 days of August 11, 2005. Dr. Cowpland disclaims beneficial ownership of the shares held by his wife and the company controlled by his wife and the shares held by his minor children.

2.

The beneficial ownership of Stephen Wright consists of 1,800,261 Common Shares owned directly and 1,723,000 Common Shares which he has a right to acquire under stock options that are currently exercisable or are exercisable within 60 days of August 11, 2005.

3.

The beneficial ownership of Jennifer North consists of 612,500 Common Shares which she has a right to acquire under stock options that are currently exercisable or are exercisable within 60 days of August 11, 2005.

4.

The beneficial ownership of Roberto Campagna consists of 570,000 Common Shares which he has a right to acquire under stock options that are currently exercisable or are exercisable within 60 days of August 11, 2005.

5.

The beneficial ownership of Debbie Weinstein consists of 200,000 Common Shares which she has a right to acquire under stock options that are currently exercisable or are exercisable within 60 days of August 11, 2005.

6.

The beneficial ownership of Steven Houck consists of 290,000 Common Shares which he has a right to acquire under stock options that are currently exercisable or are exercisable within 60 days of August 11, 2005.

7.

The beneficial ownership of James Stechyson consists of 450,000 Common Shares owned directly, 270,000 Common Shares which he has a right to acquire under stock options that are currently exercisable or are exercisable within 60 days of August 11, 2005, and 50,000 shares issuable upon exercise of warrants that are currently exercisable or are exercisable within 60 days of August 11, 2005.

8.

The beneficial ownership of Charles Saikaley consists of 290,000 Common Shares which he has a right to acquire under stock options that are currently exercisable or are exercisable within 60 days of August 11, 2005.

9.

The beneficial ownership of Donald Gibbs consists of 290,000 Common Shares which he has a right to acquire under stock options that are currently exercisable or are exercisable within 60 days of August 11, 2005.

The following table sets forth the only persons who, to the knowledge of the directors and officers of the Company, beneficially own or exercise control or direction over shares carrying more than ten percent (10%) of the votes attached to the Common Shares, the approximate number of Common Shares controlled or directed by each person and the percentage of voting Common Shares represented by the number of shares so owned, controlled or directed.

Name of Shareholder	Class of Share	Amount and Nature of Ownership	% of Voting Shares
Michael Cowpland	Common	29,692,626	42
Marlen Cowpland (1)	Common	19,830,394	32

(1) Shares are held by Marlen Cowpland directly or indirectly through a holding company controlled by Marlen Cowpland.

EXECUTIVE COMPENSATION

The table below provides detailed information on the compensation of the Chief Executive Officer for services rendered for the fiscal year ended March 31, 2005, the ten months ended March 31, 2004 and the fiscal year ended on May 31, 2003. No other executive officer or employee received a salary and bonus in excess of $100,000 for the fiscal year ended March 31, 2005, the ten-month fiscal period ended on March 31, 2004 or the fiscal year ended on May 31, 2003.

SUMMARY COMPENSATION TABLE
					Long Term Compensation
		Annual Compensation			Awards		Payouts
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and Principal Position	Year	Salary	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options/SARs (#)	LTIP Payouts ($)	All Other Compensation ($)
		($)
Michael Cowpland, President and Chief Executive Officer	2005	-	-	-	-	1,149,182	-	-
	2004	-	-	-	-	2,497,789	-	-
	2003	-	-	-	-	-	-	-

OPTION/SAR GRANTS TABLE

The following table provides information regarding options granted to the Chief Executive Officer during the fiscal year ended March 31, 2005.

Name	Number of securities underlying options granted	% of total options granted to employees in fiscal year	Number of options granted	Exercise price ($/common share)	Expiration date

Michael Cowpland	1,149,182	11%	47,500	0.69	06-Apr-07
			95,000	0.38	08-Jun-07
			326,683	0.34	19-Sep-07
			66,667	0.30	30-Sep-07
			66,666	0.31	06-Nov-07
			10,000	0.30	08-Dec-07
			263,333	0.40	30-Dec-07
			200,000	0.17	09-Feb-08
			30,000	0.17	09-Feb-08
			43,333	0.21	18-Feb-08

AGGREGATED OPTION/SAR EXERCISES AND FISCAL YEAR END OPTION/SAR VALUE TABLE

The following table sets forth information regarding the exercise by the Chief Executive Officer of stock options during the fiscal year ending March 31, 2005 and the value of options held by the Chief Executive Officer as of March 31, 2005.

Name	Shares acquired on exercise (#)	Value realized ($)	Number of securities underlying unexercised options at period end (#)		Value of unexercised in-the-money option at FY end ($) (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable

Michael Cowpland	NIL	NIL	1,149,182	-	9,200	-

(1) The dollar value of each exercisable and unexercisable option was calculated by multiplying the number of common shares underlying the option by the difference between the exercise price of the option and the market price of the Company's common shares as quoted on the OTCBB on March 31, 2005 ($0.21).

DIRECTOR COMPENSATION

Non-employee members of ZIM's Board of Directors are reimbursed for reasonable travel expenses related to attendance at Board meetings. No other fees are paid for attendance at meetings of the Board or their Committees. Each director is also awarded for his first year of service as a director, 200,000 stock options to purchase ZIM's common shares at fair market value at date of the option grant.

In addition, non-employee members of ZIM’s Board of Directors are eligible to receive option grants consistent with other Company grants. During the year ended March 31, 2005, each of the Board members received the following option grants, which were consistent with other Company grants:

Date of Grant	Expiry Date	Price	Number of Options

07-Apr-04	07-Apr-07	0.69	10,000
09-Jun-04	09-Jun-07	0.38	20,000
10-Feb-05	10-Feb-08	0.17	30,000

REPORT ON REPRICING OF OPTIONS/SARS

Early in 2004, the Board of Directors reviewed the directors' compensation. It was noted that, historically, the members of the Board were issued options but that, because of the Company's on-going need to comply with securities regulations and the time it took to establish a market for the underlying shares, there have been limited opportunities for members of the Board to exercise their options within the lifetime of the options. As a result, on February 5, 2004, the Board extended the life of 6,110,000 options previously granted to members of the Board of Directors to February 2007 without adjusting the exercise price.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In January 2002, Dr. Michael Cowpland, and other members of Dr. Cowpland's family, purchased 1,000,000 special shares of ZIM Technologies for a price of approximately $687,500. All special shares were converted into Common Shares on June 1, 2003.

In April 2002, Dr. Michael Cowpland loaned approximately $630,000 to ZIM Technologies. The loan had an interest rate of 5% per annum and was repaid on January 7, 2004, through the conversion of the debt into equity.

Commencing in May 2002, 160879 Canada, Inc., a corporation owned by the spouse of Dr. Michael Cowpland, loaned funds in Canadian Dollars to ZIM Technologies. These loans had an interest rate of 5% per annum and were repaid on January 7, 2004, through the conversion of debt into Common Shares of ZIM. Advances, translated to US dollars at the historical rates, all with interest at a rate of 5% per annum and repayable on demand, were, as follows:

31-May-02	$260,000
29-Aug-02	257,000
5-Nov-02	193,000
28-Nov-02	127,000
25-Feb-03	268,000
28-May-03	361,000
8-Aug-03	287,000
8-Oct-03	300,000
24-Nov-03	303,000
7-Jan-04	388,000

ZIM received approximately $2.7 million in total funds from 160879 Canada Inc.

On January 7, 2004, the Board of Directors approved the conversion of the debt held by Dr. Cowpland by 160879 Canada Inc. to Common Shares based on the last closing price of ZIM’s Common Shares on the OTCBB. The total amount due in Canadian dollars, translated at the US exchange rate on January 7, 2004, with interest, was $3,960,950. The share price used in the conversion was $0.43, resulting in 9,211,511 Common Shares being issued to Dr. Cowpland and to 160879 Canada Inc.

On January 30, 2004, the non-minor son of the Company's Chief Executive Officer participated in a private placement of the Company's Common Shares whereby he purchased an aggregate of 102,493 units for gross proceeds of $76,870. The shares issued in the private placement were priced at $0.75 per unit, the closing market price on the OTCBB on January 15, 2004, with each unit consisting of one Common Share and one warrant to purchase Common Shares for $0.75 per share.

On June 25, 2004, the Company's Chief Executive Officer and majority shareholder, a corporation owned by the spouse of the Company's Chief Executive Officer and the spouse of the Company's Chief Executive Officer participated in a private placement of the Company's Common Shares whereby they purchased an aggregate of 775,789 units for gross proceeds of $294,800. The shares issued in the private placement were priced at $0.38 per unit, the closing market price on the OTCBB on June 8, 2004, with each unit consisting of one Common Share and two warrants to purchase Common Shares for $0.38 per share.

On July 30, 2004, the Company completed the second part of this private placement of 2,004,211 units at $0.38 per unit, for gross proceeds of $761,600. All of the 2,004,211 units were purchased by the spouse of the Company's Chief Executive Officer.

On October 7, 2004, the Company completed a private placement of 1,018,077 units at $0.39 per unit, the closing market price of ZIM's Common Shares on the OTCBB, on October 6, 2004. The units were purchased by the spouse of the Company's Chief Executive Officer, with each unit consisting of one Common Share and two warrants to purchase Common Shares for $0.39 per share. Gross proceeds were $397,050.

PROPOSAL ONE

TO APPROVE AN AMENDMENT TO THE COMPANY’S EMPLOYEE STOCK OPTION PLAN IN ORDER TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER FROM 22,200,000 TO 27,200,000

ZIM established the Employee Stock Option Plan (ESOP) to promote the interests of the Company and its stockholders by using investment interests in the Company to attract, retain and motivate its directors, officers, employees and consultants, to encourage and reward their contributions to the performance of the Company, and to align their interests with the interests of the Company’s stockholders.

The ESOP became effective on June 1, 2003. It was approved by Shareholders in September 2003.

The amendment to the ESOP that is the subject of this Proposal was adopted by the Company’s Board of Directors on August 9, 2005.  The amendment would increase the maximum number of Common Shares authorized for issuance over the term of the ESOP from 22,200,000 to 27,200,000 Common Shares. As of August 11, 2005, options to purchase up to a total of 20,528,871 Common Shares were outstanding and exercisable.  Accordingly, only 942,829 Common Shares remain available for future option awards. In addition, there were options to purchase up to 6,110,000 Common Shares outstanding and exercisable outside of the ESOP. The combined total of outstanding Common Shares that may be purchased upon exercise of options is 25,561,871 Common Shares or approximately 27% of the fully diluted Common Shares.

The amount of any award under the ESOP is within the discretion of the Board of Directors.

The Board of Directors of the Company believes that the increase in the number of Common Shares available for issuance over the term of the ESOP is necessary in order to assure that the Company will have a sufficient reserve of Common Shares available to continue to utilize option grants on a sustained and meaningful basis to attract and retain the services of key individuals essential to the Company's long-term success.

A copy of the ESOP is attached as Appendix A.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY’S EMPLOYEE STOCK OPTION PLAN.

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF REGISTERED PUBLIC ACCOUNTING FIRM

Raymond Chabot Grant Thornton LLP has been the principal accounting firm for the Company since June 2003.

The Company anticipates that representatives of Raymond Chabot Grant Thornton LLP will attend the Annual and Special Meeting for the purpose of responding to appropriate questions. At the Annual and Special Meeting, the representatives of Raymond Chabot Grant Thornton LLP will be afforded an opportunity to make a statement if they so desire.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF RAYMOND CHABOT GRANT THORNTON LLP AS THE COMPANY'S AUDITORS FOR THE 2006 FISCAL YEAR.

Audit Fees and All Other Fees

During the most recent two periods, we incurred audit, audit related, tax and other fees with our independent registered public accounting firm, Raymond Chabot Grant Thornton LLP (“RCGT”), as follows:

	Year ended March 31, 2005	Ten months ended March 31, 2004
	$	$
Audit fees	100,513	138,232
Audit-related fees(1)	40,983	22,416
Tax fees(2)	34,501	33,624
All other fees(3)	1,758	11,208
Total fees	177,755	205,480

(1)	Consisting principally of fees for services related to SEC regulatory filings.
(2)	Consisting principally of fees related to tax compliance, tax planning and tax advice services, including preparation and review of tax returns, assistance with tax audits and refund claims.
(3)	Fees paid to the Canadian Public Accounting Board.

Pursuant to the Sarbanes-Oxley Act of 2002, in October 2003 the Audit Committee established ZIM Corporation’s Audit Committee Pre-Approval Policy whereby the Committee is required to annually pre-approve the audit fees, and the provision of certain tax and other non-audit related services by RCGT after RCGT provides an annual description of the services to be performed and specific fee estimates for each such service. The Audit Committee limits the engagement by the Company of RCGT for non-audit services and tax services to those circumstances where the services are considered integral to the audit services that it provides, or in which there is another compelling rationale for using its services. The Audit Committee considered the provision by RCGT of the above-mentioned tax services and other non-audit services and concluded that the provision of these services was compatible with maintaining the independence of RCGT. Seventy eight percent of the services described above were approved by the Audit Committee, as per the Audit Committee’s Policy of Pre-Approval of Audit and Permissible Non-Audit Services. The balance of the services relates to audit related work for regulatory filings, in which the Audit Committee participated.

The prompt return of the proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Michael Cowpland

President and Chief Executive Officer

Dated: August 19, 2005

APPENDIX A

ZIM CORPORATION

EMPLOYEE STOCK OPTION PLAN

1.	Definitions. In this Plan:
	(a)	“Board” means the board of directors of the Corporation;
	(b)	“Corporation” means ZIM CORPORATION., and includes any successor corporation thereto;
	(c)	“Consultant” means a person engaged by the Corporation to perform services for the Corporation, who may be an individual or a corporation;
	(d)	“Date of Grant” means the date a Participant is granted an Option;
	(e)	“Director” means a member of the Board or a member of the board of directors of a Subsidiary;
	(f)	“Disability” means permanent and total disability as determined under procedures established by the Board for the purposes of the Plan;
	(g)	“Employee” means a person employed by the Corporation or a Subsidiary;
	(h)	“Officer” means a duly appointed officer of the Corporation or a Subsidiary;
	(i)	“Option” means a contract complying with the provisions of this Plan between the Corporation and a Participant pursuant to which the Participant has a right to subscribe for unissued Shares;
	(j)	“Participant” means an Officer, Director, Employee or Consultant or former Officer, Director Employee or Consultant who is a party to an Option;
	(k)	“Plan” means the ZIM CORPORATION. Stock Option Plan;
(l)

“Retirement” means retirement from active employment with or as an officer of the Corporation, a Subsidiary or another related company at or after age 65 or at or after such earlier age and upon the completion of such years of service as the Board may specify;

(m)

“Shares” means Common Shares without nominal or par value in the capital of the Corporation, and, in the event of an adjustment contemplated by Section 4 hereof, such other shares or securities to which a Participant may be entitled upon the exercise of an Option as a result of such adjustment; and

(n)

“Subsidiary” means any corporation that is a subsidiary body corporate of the Corporation as such term is defined in subsection 2(5) of the Canada Business Corporations Act, as amended from time to time.

2.        Purpose. The purpose of the Plan is to provide Officers, Directors, Employees and Consultants with a proprietary interest in the Corporation through the granting of options to purchase Shares in order to:

(a)	increase the interest in the Corporation’s welfare of those individuals who share primary responsibility for the management, growth and protection of the business of the Corporation;
(b)	recognize the contributions made by certain individuals to the Corporation’s growth during its development stage;
(c)	furnish an incentive to such individuals to continue providing their services to the Corporation and its Subsidiaries, as applicable; and
(d)	provide a means through which the Corporation and its Subsidiaries may attract qualified persons to engage as Officers, Directors Employees and Consultants.

3.        Administration. The Plan shall be administered by the Board. No Director shall take any action with respect to Options granted to such Director. The Corporation shall pay all costs associated with the administration of the Plan.

The Board shall have full and final authority in its discretion, but subject to the provisions of the Plan, to determine from time to time the individuals to whom Options shall be granted and the number and class of Shares to be covered by each Option; to determine the time or times at which Options shall be granted and shall become exercisable; to interpret the Plan; to make, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the instruments by which Options shall be evidenced including, without limitation, any repurchase rights applicable to Shares purchased upon the exercise of an Option; and to make all other determinations necessary or advisable for the administration of the Plan, provided that none of the rights and privileges in any Option granted under the Plan may be materially amended without the consent, in writing, of the affected Participant.

Nothing contained in the Plan or any Option shall be construed in any way so as to prevent the Corporation or any Subsidiary from taking any corporate action which is deemed by the Corporation or the Subsidiary to be appropriate or in its best interest, even if such action would have an adverse effect on the Plan.

4.	Plan Restrictions. The following restrictions shall apply to the granting of Options under the Plan:
(a)

the maximum aggregate number of Shares that may be issued from time to time pursuant to the Plan, together with any other Shares reserved for issuance under any options for services or employee stock purchase or stock option plans or any other plans, shall not exceed 27,200,000 Shares;

	(c)	no Option shall extend for a period of more than ten (10) years from its Date of Grant.

          Notwithstanding the terms of this Section 4 or any other Section in the Plan, the Board may adjust the number of Shares available for Options, the number of Shares subject to Options and the exercise price of Options granted hereunder to effect a change in capitalization of the Corporation, such as a stock dividend, stock split, reverse stock split, share combination, exchange of shares, merger, consolidation, reorganization, liquidation, or the like, of or by the Corporation. No fractional shares may be purchased or issued under the Plan.

5.        Participants. The Board may, from time to time, select particular Officers, Directors, Employees and Consultants to whom Options are to be granted, and upon the granting of such Options, the selected individuals shall become Participants under the Plan.

6.        Shares Subject to the Plan. The Shares subject to Options granted pursuant to the Plan shall be authorized but unissued Shares. Shares that by reason of the expiration of an Option, or for any other reason, are no longer subject to purchase pursuant to an Option granted under the Plan, may be made subject to additional Options granted pursuant to the Plan.

7.        Grant of Options. Options may be granted by the Corporation pursuant to the recommendations of the Board. Options granted hereunder shall be evidenced by written stock option agreements containing such terms and provisions as are recommended and approved from time to time by the Board, but subject to and not more favourable than the terms of the Plan. The Board may from time to time require additional terms which the Board deems necessary or advisable. The Corporation shall execute stock option agreements upon instruction from the Board.

8.        Option Exercise Price. The purchase price of Shares subject to an Option granted pursuant to the Plan shall be determined by the Board on the Date of Grant.

9.        Restrictions. The Board may, but need not, at the time of granting of an Option or at any subsequent time impose such restrictions, if any, on issuance, voluntary disposition and release from escrow of any Options including, without limitation, permitting exercise of Options only in instalments over a period of years.

10.      Exercise and Payment. Subject to the provisions of the Plan, an Option may be exercised from time to time by delivery to the Corporation at its registered office of a written notice of exercise addressed to the Secretary of the Corporation specifying the number of shares with respect to which the Option is being exercised. Full payment for Shares purchased upon the exercise of an Option shall be delivered to the Corporation in the form of a certified cheque or cash with the notice of exercise. No Shares shall be issued until full payment has been made and a Participant shall have none of the rights of a shareholder of the Corporation in respect of the Shares subject to an Option until such Shares have been taken up, paid for in full and issued to him. Any federal, provincial or local taxes required to be paid or withheld at the time of exercise shall also be paid or withheld in full prior to any delivery of Shares upon the exercise of an Option.

11.      Transferability of Options. An Option shall not be assignable or transferable by any Participant and, subject to Section 14 hereof, may be exercised during the life of the Participant only by the Participant. The obligations of each Participant pursuant to the Plan and any Option shall be binding on his heirs, executors and administrators.

12.      Date of Grant of an Option. The grant of an Option pursuant to the Plan shall occur only when a written option agreement shall have been duly executed and delivered by or on behalf of the Corporation to the Participant.

13.      Rights in Event of Termination. Unless otherwise determined by the Board, if employment or services of a Participant terminates for any reason, other than as a result of death, Disability or Retirement, any Option held by such Participant shall thereupon terminate, except that each such Option, to the extent then exercisable, may be exercised for the lesser of sixty (60) days or the balance of such Option’s term. If any portion of an Option has not vested by the date the Participant’s employment or services terminate, that portion of the Option may not be exercised by the Optionee. This provision will apply regardless of whether the Participant was entitled to a period of notice of termination which would otherwise have permitted a greater portion of the Option to vest. In the case of the death of a Participant, his Option may be exercised, subject, however, to any specific provision to the contrary in such Option, as to all of the optioned Shares in respect of which such Option is, at the date of the death of the Participant, then exercisable, by his legal personal representative at any time within a period not exceeding ninety (90) days after the date of death of the Participant, but in no event after the expiry date of such Option.

14.      Amendment or Discontinuation. Subject to Sections 3 and 4 hereof and any necessary approvals from the Corporation’s shareholders, the Plan may be amended, altered or discontinued by the Board at any time.

15.      Merger, Amalgamations, Sale of Assets, Winding-Up, etc. In the event of a merger, amalgamation, or consolidation of the Corporation with or into another corporation (other than a merger, amalgamation or consolidation of the Corporation with one or more of its affiliates or Subsidiaries), or an offer to purchase all or substantially all of the outstanding shares of the Corporation is received from a third party acting at arm’s length from the Corporation and is accepted by the shareholders of the Corporation, or the sale of all or substantially all of the assets of the Corporation to a third party acting at arm’s length from the Corporation, each outstanding Option which is not fully exercisable shall be accelerated and become fully exercisable as provided below; provided, however, that if the successor or purchasing corporation, or a parent or subsidiary of such successor or purchasing corporation, agrees to assume all outstanding options or substitute equivalent options therefore, then the Board, in its sole discretion, shall have the power to determine that Options which are not fully exercisable shall not be so accelerated but shall be so assumed or such equivalent options shall be substituted therefore. If the outstanding Options become fully exercisable as set forth in this Section 16 and are not assumed by such successor or purchasing corporation, the Board shall notify each Participant that such Options shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

In the event of the proposed dissolution, liquidation or winding-up of the Corporation, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in its sole discretion, declare that any Option shall terminate as of a date fixed by the Board and give each Participant the right to exercise his option as to all or any part of the Shares, including Shares as to which the Option would not otherwise be exercisable.

16.      Public Offering. If, at any time, an Option remains unexercised with respect to any Shares, the Board authorizes the Corporation to make a public offering of its securities, the Board may, in its sole discretion, (a) permit the Participants to exercise their Options in respect of all or any of the Shares in respect of which an Option has not been previously exercised at any time until a date which shall be specified by the Board and (b) require the acceleration of the time for the exercise of the affected Options and of the time for the fulfillment of any conditions or restrictions on such exercise.

17.      Employment. The Plan and any Option granted under the Plan do not confer upon the Participant any right to be employed or engaged or to continued employment or engagement by the Corporation or any Subsidiary.

18.      Where Issuance Prohibited. The ability of a Participant to exercise the Options and the obligations of the Corporation to issue and deliver Common Shares in accordance with the Plan is subject to any approvals which may be required from the shareholders of the Corporation and any regulatory authority or stock exchange having jurisdiction over the securities of the Corporation. If Common Shares cannot be issued to a Participant for whatever reason, the obligation of the Corporation to issue such Common Shares shall terminate and any option exercise price paid to the Corporation will be returned to the Participant.

19.      No Right to be Granted an Option. Nothing in the Plan shall be construed so as to give any Director, Officer, Employee or Consultant any right to be granted an Option.

20.      No Obligation to Exercise Option. The granting of an Option pursuant to the Plan shall not impose any obligation upon the Participant to exercise such Option.

21.      Gender and Number. Words importing gender shall include the masculine, feminine and neuter genders. Words importing the singular include the plural and vice versa.

22.      Governing Law. The Plan shall be construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

DATED as of the 9th day of August 2005.

ZIM CORPORATION

By:	/s/ Michael Cowpland
Michael Cowpland